Fees Summary	Jan. 05, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 6,612.11
Total Fee Amount	6,612.11
Total Transaction Valuation	47,879,164.97
Total Offset Amount	0.00
Net Fee	$ 0.00